                                                                    EXHIBIT 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Warren B. Kanders, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly
Report of Armor Holdings, Inc. on Form 10-Q for the fiscal quarter ended
September 30, 2004, fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Armor Holdings, Inc.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the
Securities and Exchange Commission or its staff upon request.

Date: October 20, 2004                        By: /s/ Warren B. Kanders
                                                  ------------------------------
                                                  Name:  Warren B. Kanders
                                                  Title: Chief Executive Officer